UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 30, 2010

Pet DRx Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51596	56-2517815
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

215 Centerview Drive, Suite 360, Brentwood, Tennessee		37027
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	615-369-1914

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2010, Kyle Morse submitted his resignation as Vice President, Corporate Controller, and Chief Accounting Officer of Pet DRx Corporation (the "Company") effective on May 7, 2010. Mr. Morse has confirmed to the Company that his resignation was not the result of any disagreement with the Company on any matter relating to the Company's financial statements, accounting policies or procedures, or its internal controls. The Company plans to begin a search for a new controller.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pet DRx Corporation

May 6, 2010	By:	Harry L. Zimmerman

Name: Harry L. Zimmerman
Title: Executive Vice President and Chief Financial Officer